Acquisition of Magnum Products
Conference Call
Aaron Jagdfeld
President & Chief Executive Officer
York Ragen
Chief Financial Officer
October 4, 2011

Forward Looking Statements
 Certain statements contained in this presentation, as well as other information provided from time to time by Generac
 Holdings Inc. or its employees, may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.
 Forward-looking statements give Generac’s current expectations and projections relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “confident,” “may,” “should,” “can have,”
 “likely,” “future” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.
 Any such forward-looking statements are not guarantees of performance or results, and involve risks, uncertainties
 (some of which are beyond the Company’s control) and assumptions. Although Generac believes any forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Generac’s actual financial results and cause them to differ materially from those anticipated in any forward-looking statements, including: demand for Generac products; frequency of major power outages; availability of raw materials and key components used in producing Generac products; the possibility that the expected synergies, efficiencies and cost savings of the acquisition of the Magnum Products business will not be realized, or will not be realized within the expected time period; the risk that the Magnum Products business will not be integrated successfully; competitive factors in the industry in which Generac operates; Generac’s dependence on the Company’s distribution network;
 Generac’s ability to invest in, develop or adapt to changing technologies and manufacturing techniques; Generac’s ability to adjust to operating as a public company; loss of key management and employees; increase in liability claims;
 and changes in environmental, health and safety laws and regulations.
 Should one or more of these risks or uncertainties materialize, Generac’s actual results may vary in material respects from those projected in any forward-looking statements. A detailed discussion of these and other factors that may affect future results is contained in Generac’s filings with the Securities and Exchange Commission. Any forward-looking statement made by Generac in this presentation speaks only as of the date on which it is made. Generac undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

MAGNUM™
PRODUCTS LLC

Fast Facts

- Founded in 1988
- Headquartered in Berlin, WI with 330 employees and over 200,000 square feet in manufacturing & distribution space
- Leading manufacturer of light towers, mobile generators and pumps sold to rental centers, independent dealers and government agencies
- Strong customer relationships and brand reputation built on superior customer service and support
- Lean operating culture capable of responding quickly to customer and market opportunities
- Unaudited revenues of $108 million and adjusted EBITDA of $14 million in LTM period June 30, 2011

MAGNUM

GENERAC

Magnum Business Overview
Magnum MMG55FH Flip Hood 52 kW
Mobile Diesel Generator
Magnum MMG55 49 kW Mobile
Diesel Generator
Magnum MLG20 Diesel Generator
MTP 4000D Dry Prime Pump
Magnum Family of Light Towers

- Construction

- Energy

- Government / Military

United Rentals

Hertz Equipment Rental

Volvo Rents Construction Equipment

Sunbelt Rentals

H&E Equipment Services

Peak Oilfield Service Co.

Marines The Few. The Proud.

U.S. Air Force

U.S. Army

GSA Contract Holder

GENERAC

Access to Incremental Distribution and End Markets

Powering Ahead Objective	Strategic Goal	Magnum's Impact
✓	Grow Industrial Market Share	Broaden industrial product offering; target new end-markets	Provides incremental access to new industrial distribution channels and end markets
✓	Diversify Demand with New Products & End Markets	Greater percentage of net sales from new power products	Adds light towers, mobile generators and pumps to product portfolio
✓	Enter New Geographies	Penetrate new markets and geographies	Adds certain product design expertise well suited for international markets

GENERAC

Supporting the “Powering Ahead” Strategy
 Acquisition of Magnum Products supports three of the four key objectives from our “Powering Ahead” strategic plan

Strategic Rationale for Acquiring Magnum
▪ Broadens Generac’s Industrial product offering and strengthens position in power equipment markets
 – Incremental product offering for Generac’s distribution
▪ Adds new sales channels and end markets including industrial rental yards, road and commercial construction, energy, and government / military end markets (GSA)
▪ Leverages Generac’s global sourcing & vertical manufacturing capabilities
▪ Adds “prime” equipment expertise - design, manufacture & service
 – Supports potential domestic & international growth in non-standby applications
▪ Attractive ROI and strong utilization of current cash position

$41
7%
$204
33%
$362
60%
Residential
Commercial/Industrial
Other

$47
7%
$362
50%
$306
43%
Residential
Commercial/Industrial
Other

Balances Sales Mix between Residential and C&I
Generac Sales by Product Class
Generac (Stand Alone) LTM 6/30/11
Pro Forma LTM 6/30/11

Integration & Key Opportunities
▪ Magnum will continue to operate its existing manufacturing facility in Berlin, Wisconsin
▪ Will maintain Magnum’s brands and sales force given company’s strong reputation in its markets
▪ Experienced integration team consisting of members of both companies created and focused on execution of detailed integration plan for first twelve months
INTEGRATION
OPPORTUNITIES
▪ Revenue synergies as a result of significant opportunities to leverage each companies’ respective sales channels and cross-sell products
▪ Cost synergies will be phased in beginning in fiscal 2012 with future cost synergies expected to be approximately $2 million annually on a run-rate basis, starting 2013
 – Primarily based on material synergies from leveraging Generac’s global supply chain and vertical manufacturing capabilities
 – Overlap of major cost components between Magnum and Generac industrial products

Transaction Overview
 ▪ Approximately $80 million; subject to customary, post-close working capital adjustment
 ▪ Modest earn-out based on future performance of a certain product line currently in development
TRANSACTION VALUE
FINANCING
STRUCTURE
 ▪ Cash on hand
 ▪ Transaction structured as an asset purchase
 ▪ Expected to create additional tax shield

Pro Forma 4Q'11 Revenue Impact

- Between $25-30 million

Pro Forma 4Q'11 Adjusted EPS Impact

- Between $0.03-$0.04 per share, excluding ~ $1mm in transaction costs

Cost Synergies (excludes revenue synergies)

- Begins in 2012, and should be complete during 2013
- Approximately $2 million annually on a run-rate basis

Leverage

- Pro-forma leverage as of 6/30/11 w/ credit agreement cost synergies – 3.7… nearly leverage neutral

GENERAC

Financial Impact

The presentation of this additional information is not meant to be considered in isolation of, or as a substitute for, results prepared in accordance with US GAAP. Please see our earnings releases and SEC filings for additional discussion of the basis for Generac's reporting of Non-GAAP financial measures.

GENERAC

Non-GAAP Financial Measures
Adjusted EBITDA

The computation of Adjusted EBITDA is based on the definition of EBITDA contained in Generac's credit agreement, dated as of November 10, 2006. Included in Generac’s earnings releases, to supplement the
Company's financial results presented in accordance with US GAAP, Generac provides a reconciliation to show the computation of Adjusted EBITDA, taking into account certain charges and gains that were taken during the periods presented. Transaction costs, amortization of definite-lived intangible assets and the write-up of inventory basis all related to the Magnum Products transaction will be included in the
Adjusted EBITDA reconciliation and added back for Adjusted EBITDA purposes.

Adjusted Earnings Per Share

To further supplement Generac's financial results presented in accordance with US GAAP, the Company provides a reconciliation to show the computation of Adjusted Net Income and Adjusted Earnings Per
Share in its earnings releases. Adjusted net income is defined as Net income before provision (benefit)
for income taxes adjusted for the following items: cash income tax (expense) benefit, amortization of intangible assets, amortization of deferred loan costs related to the Company's debt, intangible impairment charges, and certain non-cash gains. Transaction costs, amortization of definite-lived intangible assets and the write-up of inventory basis all related to the Magnum Products transaction will be included in the Adjusted Net Income reconciliation and added back for Adjusted Net Income purposes.